Lord Abbett Developing Growth Fund, Inc.

                     Supplement dated May 1, 2000 to
            Class Y Shares Prospectus dated May 1, 2000

As of the date of the prospectus, Class Y shares of Lord Abbett Developing Growth Fund are not available for purchase by new investors other than through certain qualified retirement plans. Existing shareholders may continue to invest in the Fund by adding to existing accounts. Qualified plans currently offering the Fund as an investment option may open new participant accounts. However, it is the Fund's intention not to accept any purchase order for more than $5 million.